                                 EXHIBIT 10.7



                        REGISTRATION RIGHTS AGREEMENT

                          EXSORBET INDUSTRIES, INC.
                          1401 S. Waldron Suite 201
                          Fort Smith, Arkansas 72903

                                June 26, 1996

Mr. and Mrs. Larry Woodcock
650 Esplanade
Lake Charles, LA 70605

Dear Larry and Marilyn:

         This will confirm your rights to have the 1,152,021 shares to be received by you pursuant to the Agreement and Plan of Reorganization of even date among our corporation ("Exsorbet"), Larco Acquisition, Inc., Larco Environmental Services, Inc. and you (the "Agreement"), and the 300,000 shares to be received by each of you pursuant to your respective employment agreements, registered under the Securities Act.

         1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                 "Registration Expenses" means the expenses so described in
Section 6.

                 "Restricted Stock" means shares of Common Stock of Exsorbet issued to you on even date herewith and to be received by you pursuant to your employment agreements, the certificates for which are required to bear the legend set forth in Section 2, excluding shares which may at the time be sold pursuant to Rule 144 under the Securities Act or which may be otherwise sold without registration under the Securities Act.

                 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         2. Restrictive Legend. Each Certificate representing shares issued to you on even date herewith and to be issued pursuant to your employment agreements, and, except as otherwise provided in Section 3, each certificate issued upon exchange or registration of transfer of any such shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

Additionally, such other legend as Exsorbet's transfer agent may reasonably request to indicate that the stock is restricted subject to Rule 144 of the United States Securities and Exchange Commission may be contained.

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances escribed in Section 4 and 5), the holder thereof shall give written notice to Exsorbet of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if requested by Exsorbet, shall be accompanied by an opinion of the stockholder's counsel reasonably satisfactory to Exsorbet to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice if such opinion of counsel is satisfactory in form and substance to counsel for Exsorbet. Each certificate approved for transfer as above provided shall bear the legend set forth in
Section 2, except that such certificate shall not bear such legend if (i) such transfer is made, in the opinion of Exsorbet's counsel, pursuant to an effective registration statement (or pursuant to any statutory provisions or rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel which is satisfactory in form and substance to Exsorbet's counsel is to the further effect that the transferee and any subsequent transferee (other than an affiliate of Exsorbet) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         4.      Demand Registration.   At any time after the Closing (as
defined in Section 1.5 of the Agreement), you may demand that Exsorbet register under the Securities Act all, but not less than all, of the Restricted Stock. In such event, Exsorbet shall immediately proceed with the registration of the Restricted Stock in such a manner that will permit you to sell the Restricted Stock under the particular registration statement used over the longest period of time permitted by the rules and regulations of the Securities and Exchange Commission in effect at the date of such registration. You agree, however, that after the effective date of such registration statement (the "Effective Date") you will not sell more than one-third (1/3) of the Restricted Stock during the first twelve months after the Effective Date, not more than an additional one-third (1/3) of the Restricted Stock during the next twelve month period, and not more than the remaining one-third (1/3) of the Restricted Stock during the following twelve month period.

         5. Incidental Registration. If Exsorbet at any time proposes to register any of its securities, which are of the same type and class as the Restricted Stock, under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S- 8, S-4 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 20 days after receipt of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), Exsorbet will use cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Exsorbet. Alternatively, Exsorbet may, in its sole discretion, file a separate registration statement covering the Restricted Stock as to which registration shall have been requested. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the Restricted Stock to be registered must be sold through the underwriters.

         6. Registration Procedures and Expenses. If and whenever Exsorbet is required by the provisions of Section 4 to register the Restricted Stock upon demand, or by the provisions of Section 5 to offer incidental registration rights to the holders of Restricted Stock, and such offer is accepted by any such holder in accordance with the requirements of this Agreement, Exsorbet will:

                 (a) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                 (b) use its good faith efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or the managing underwriter reasonably shall request; provided, however, that Exsorbet shall not for any such purpose be required to qualify generally to transact, business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or taxation in any such jurisdiction;

                 (c) immediately notify each seller of Restricted Stock under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Exsorbet has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; upon receipt of such notice, the holder of registered shares will discontinue any sales of registered stock; upon giving of such notice Exsorbet will file such amendments or supplements to the registration statement promptly to eliminate such mistatement or omission and will advise the holder of the registered shares that it has done so, whereupon the holder may recommence its sale of registered stock; and

                 (d) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Exsorbet, and cause Exsorbet's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                 In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to Exsorbet in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                 Exsorbet and each seller of Restricted Stock agree to enter into a written agreement with any managing underwriter selected in the manner herein provided in such form and containing such provisions as are reasonably satisfactory to Exsorbet and such seller of Restricted Stock and as are customary in the securities business for such an arrangement between such underwriter, such seller and companies of Exsorbet's size and investment stature. However, this provision shall not obligate Exsorbet to pay any fees, costs, or expenses to the managing underwriter.

                 Exsorbet will give the selling holders of Restricted Stock two days' advance notice of its anticipated filing date of the registration statement and amendments thereto.

         7.      Expenses.  All expenses incurred by Exsorbet in complying with
Section 5 hereof, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for Exsorbet, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses."

                 Exsorbet will pay all Registration Expenses.

         8.      Indemnification.

                 (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant hereto, Exsorbet will indemnify and hold harmless each seller of such Restricted Stock thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Exsorbet of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration qualification or compliance and will reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                 (b) Promptly after receipt by an indemnified party hereunder of notice of the intended or actual commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party hereunder, will notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party under this
Section 8, except to the extent of actual prejudice. In case any such action shall be brought against any indemnified party, the indemnified party shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                 (c) No indemnifying party shall be liable for any amounts paid in a settlement effected without the consent of the indemnifying party, which consent shall not be withheld unreasonably.

                 (d) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         9.      Miscellaneous.

                 (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the holders of Restricted Stock. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall, with your concurrence, inure to the benefit of any and all proper subsequent holders from time to time of the Restricted Stock.

                 (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                          if to the Company, to it at its office at:

                          1401 South Waldron Road, Suite 201
                          Fort Smith, Arkansas 72903
                          Attention: Chief Financial Officer

                          if to you, at the addressed stated in this letter;

                          if to a subsequent holder of Restricted Stock, to it at such address as may have been furnished to Exsorbet in writing by such holder;

                          or, in any case, at such other address or addresses as shall have been furnished in writing to Exsorbet (in your case or other holder of Restricted Stock) or to the holders of Restricted Stock or you (in the case of Exsorbet).

                 (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

                 (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the holders of at least a majority in interest of the outstanding shares of Restricted Stock treated as a single class.

                 (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 (f) Notwithstanding anything herein to the contrary, Exsorbet shall not be obligated to include any Restricted Stock in a registration statement unless the stock has been issued to the person requesting registration prior to the time the registration statement is initially filed with the Commission. Exsorbet will use reasonable efforts to advise the person requesting registration of the anticipated filing and effective dates of the registration statement.

                 (g) Notwithstanding anything herein to the contrary, the holder of any Restricted Stock will delay any registered or other sales of Restricted Stock to the extent required by the managing underwriter of any underwritten sale of Exsorbet Common Stock, for a period of up to 120 days. No Restricted Stock may be transferred except to a person who undertakes, by a written instrument satisfactory in form and substance to Exsorbet, to be bound by this Agreement.

                 Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between Exsorbet and you.

                                        Very truly yours,

                                        EXSORBET INDUSTRIES, INC.



                                        By:  /s/ Dr. Edward L. Schrader
                                            -----------------------------------
                                                 Name:  Dr. Edward L. Schrader
                                                 Title:   President



AGREED TO AND ACCEPTED
as of the date first above written.

/s/ Larry Woodcock
- -------------------------
Larry Woodcock


/s/ Marilyn Woodcock
- -------------------------
Marilyn Woodcock